SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549


                                  FORM 8-K



                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of Earliest Event Reported) : October 21, 1998



                      CHORUS COMMUNICATIONS GROUP, LTD.

            (Exact Name of Registrant as Specified in its Charter)



                                 WISCONSIN

               (State or Other Jurisdiction of Incorporation)


           333-23435                                 39-1880843
     (Commission File No.)                      (IRS Employer ID No.)



           8501 Excelsior Drive, Madison, WI                 53717
        (Address of Principal Executive Offices)          (Zip Code)



                                  608-828-2000

             (Registrant's Telephone Number, Including Area Code)

Item 4.  Changes in Registrant's Certifying Accountant

(a) At its board meeting on October 21, 1998, the Board of Directors of Chorus Communications Group Ltd. engaged the accounting firm of Deloitte & Touche LLP as principal accountants for the Registrant for 1998. The work of Kiesling Associates LLP as principal accountants for the Registrant was terminated after the Form 10-K report for December 31, 1997 was filed with the SEC on March 31, 1998.

(b) During the two most recent years and interim period subsequent to December 31,1997, there have been no disagreements with Kiesling Associates LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure or any reportable events.

(c) Kiesling Associates LLP report on the financial statements for the past two years contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

(d) The Registrant has requested that Kiesling Associates LLP furnish it with a letter addressed to the SEC stating whether it agrees with the above statements. A copy of Kiesling Associates LLP letter to the SEC, dated October 23, 1998, is filed as Exhibit 16.1 to the Form 8-K.


Item 7.  Financial Statements and Exhibits.

(a)  Financial Statements.
     None

(b)  Pro Forma Financial Information.
     None

(c)  Exhibits.
     16.1 Letter re change in Certifying Accountant

                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       CHORUS COMMUNICATIONS GROUP, LTD.


Date:  October 23, 1998             By:     /s/ Howard G. Hopeman

                                            Howard G. Hopeman
                                            Executive Vice President and
                                            Chief Financial Officer